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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      August 17, 2000
                                                 -------------------------



                       Eclipse Surgical Technologies, Inc.
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               (Exact name of registrant as specified in charter)


         California                        0-28288                77-0223740
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(State or other jurisdiction of   (Commission file number)     (IRS employer
        incorporation)                                       identification no.)


1049 Kiel Court, Sunnyvale, California                             94089
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(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code            (408) 548-2100
                                                            --------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On August 17, 2000, Eclipse Surgical Technologies, Inc. entered into a common stock purchase agreement with Acqua Wellington North American Equities Fund, Ltd. pursuant to which Eclipse may, from time to time and in its sole discretion during the 15 months following the date of the agreement, present Acqua Wellington with draw-down notices requiring Acqua Wellington to purchase up to an aggregate of $20 million of Eclipse common stock. A maximum of between $2,000,000 and $6,750,000 of Eclipse common stock may be covered by each draw-down notice, depending upon the minimum market price of Eclipse common stock set forth in the draw-down notice. Eclipse will issue and sell the shares to Acqua Wellington pursuant to each draw-down notice at a per share price equal to the average price of Eclipse common stock over a period of time after the draw-down notice less a specified discount, depending upon the minimum market price of Eclipse common stock set forth in the draw-down notice. Eclipse may present Acqua Wellington with up to 12 draw-down notices during the term of the agreement. In addition, in conjunction with any draw-down notice, Eclipse may, at its option, grant Acqua Wellington options to purchase up to an aggregate of $10 million of Eclipse common stock during the term of the agreement. All shares of Eclipse common stock to be issued and sold to Acqua Wellington are registered under our Registration Statement on Form S-3 (No. 333-38758). For additional information regarding our agreement with Acqua Wellington, please see the Common Stock Purchase Agreement, attached hereto as Exhibit 4.1, and our press release, attached hereto as Exhibit 99.1.

     In addition, William Picht has announced that he intends to resign as the Company's Vice President of Operations effective on or about August 25, 2000.


ITEM 7.  EXHIBITS.

         (c)    Exhibits:

                 4.1 Common Stock Purchase Agreement dated August 17, 2000 by and between Eclipse Surgical Technologies, Inc.
                         and Acqua Wellington North American Equities Fund, Ltd.

                99.1 Press Release, dated August 17, 2000, entitled "Eclipse Surgical Technologies Announces $20 Million Equity Commitment."



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2000

                                  ECLIPSE SURGICAL TECHNOLOGIES, INC.


                                   By:  /s/ Ian A. Johnston
                                        ---------------------------------------
                                        Ian A. Johnston
                                        Vice President of Finance and Treasurer



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EXHIBIT INDEX



                                                                                                  SEQUENTIALLY
                                                                                                    NUMBERED
 EXHIBIT NO.                               DESCRIPTION                                                PAGE
 -----------                               -----------                                                ----

    4.1      Common Stock Purchase Agreement dated August 17, 2000 by and between Eclipse               _
             Surgical Technologies, Inc. and Acqua Wellington North American Equities
             Fund, Ltd.

   99.1      Press Release, dated August 17, 2000, entitled "Eclipse Surgical                           _
             Technologies Announces $20 Million Equity Commitment."
